UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 22, 2013

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.
1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 22, 2013. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Juanita Powell Baranco	503,298,273	8,427,032	3,490,564	155,293,963
Jon A. Boscia	507,309,982	4,326,030	3,579,857	155,293,963
Henry A. Clark III	506,981,485	4,616,500	3,617,884	155,293,963
Thomas A. Fanning	495,882,120	12,645,791	6,687,958	155,293,963
David J. Grain	506,240,525	5,367,700	3,607,644	155,293,963
H. William Habermeyer, Jr.	506,407,304	5,185,089	3,623,476	155,293,963
Veronica M. Hagen	506,749,699	4,960,396	3,505,774	155,293,963
Warren A. Hood, Jr.	507,431,205	4,221,743	3,562,921	155,293,963
Donald M. James	473,257,674	38,410,506	3,547,689	155,293,963
Dale E. Klein	507,165,367	4,501,147	3,549,355	155,293,963
William G. Smith, Jr.	507,025,231	4,697,783	3,492,855	155,293,963
Steven R. Specker	507,143,644	4,509,233	3,562,992	155,293,963
E. Jenner Wood III	417,929,434	93,702,103	3,584,332	155,293,963

2.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2013 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
659,374,473	6,143,892	4,991,467	—

3.	The proposal to approve, on an advisory basis, the Company's named executive officers' compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
434,966,724	26,262,948	53,986,197	155,293,963

4.	The proposal to ratify an amendment to the Company's By-Laws removing the mandatory retirement age provision for non-employee directors was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
634,066,672	19,677,457	16,765,703	—

5.
The proposal to amend the Company's Certificate of Incorporation to reduce the two-thirds supermajority vote requirements in Article Eleventh to a majority vote was not adopted by the necessary vote based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
445,554,166	16,865,889	52,795,814	155,293,963

6.
The proposal to amend the Company's Certificate of Incorporation to reduce the 75% supermajority vote requirements in Article Thirteenth to a two-thirds vote was not adopted by the necessary vote based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
446,074,331	16,443,767	52,697,771	155,293,963

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:May 24, 2013	THE SOUTHERN COMPANY By /s/ Melissa K. Caen Melissa K. Caen Assistant Secretary

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